Exhibit 99.1
THIRD WAIVER EXTENSION
     This THIRD WAIVER EXTENSION (this “Third Waiver Extension”), dated as of December 19, 2008, is by and among TRONOX INCORPORATED, a Delaware corporation (“Holdings”), TRONOX WORLDWIDE LLC, a Delaware limited liability company (the “Borrower”) and the Lenders party to the Credit Agreement (as defined in the Waiver (as defined below)) that become parties hereto. Capitalized terms used but not defined in this Third Waiver Extension shall have the meanings ascribed to such terms in the Waiver.
     WHEREAS, (i) Holdings, Borrower, and certain Lenders party to the Credit Agreement have entered into a Waiver and Amendment to Credit Agreement (the “Waiver”), dated as of October 28, 2008, pursuant to which the Required Lenders and the Majority Revolving Credit Facility Lenders agreed to waive certain provisions of the Credit Agreement, which Waiver was previously extended pursuant to the Waiver Extension among Holdings, Borrower and the Lenders party to the Credit Agreement parties thereto dated as of November 20, 2008 and the Second Waiver Extension among Holdings, Borrower and the Lenders party to the Credit Agreement parties thereto dated as of December 4, 2008;
     WHEREAS, Borrower has requested that the Required Lenders and the Majority Revolving Credit Facility Lenders agree to further extend the Waiver Period as provided herein; and
     WHEREAS, on the terms and subject to the conditions contained herein, the undersigned Lenders are willing to extend such Waiver Period;
     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Waiver Extension. Effective as of the Effective Date (as defined below), the undersigned Lenders hereby extend the Waiver Period until the earlier to occur of (i) January 9, 2009 and (ii) the occurrence of any Event of Default (other than any Waived Default) and delivery by any of the undersigned Lenders of a notice to the Borrower, while such Event of Default is continuing, stating that the waivers are being terminated; provided that the Waiver Period shall terminate automatically and with no further action by Borrower or the Lenders in the event that holders of Borrower’s Senior Notes shall exercise any right or remedy under the Senior Note Indenture in respect of the occurrence of an event of default thereunder, including but not limited to an event of default relating to Borrower’s failure to make the scheduled interest payment due on the Senior Notes on December 1, 2008.
     2. Representations and Warranties. Each of Holdings and Borrower jointly and severally represents and warrants as of the date hereof to the Administrative Agent and each Lender that:
     (a) Each of Holdings and Borrower (i) has the power and authority, and the legal right, to make and deliver this Third Waiver Extension and perform its obligations hereunder and

(ii) has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Third Waiver Extension;
     (b) No consent or authorization of, filing with, notice to, permit from or other act by or in respect of, any Governmental Authority and no consent or authorization of, filing with, notice to or other act by or in respect of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Third Waiver Extension;
     (c) This Third Waiver Extension (i) has been duly executed and delivered by each of Holdings and Borrower and (ii) constitutes a legal, valid and binding obligation of each of Holdings and Borrower, enforceable against each of Holdings and Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
     (d) The execution, delivery and performance of this Third Waiver Extension will not violate in any respect any Requirement of Law or any Contractual Obligation of Holdings or Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation;
     (e) After giving effect to this Third Waiver Extension, no Default, Event of Default or event or condition which upon notice, lapse of time or both would constitute an Event of Default has occurred and is continuing; and
     (f) After giving effect to this Third Waiver Extension, the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, which representations and warranties are true and correct in all material respects as of such earlier date.
     (g) Specified Hedge Agreements. Borrower hereby agrees to provide promptly (but in any event within three Business Days of the date hereof) to Credit Suisse a schedule setting forth, as of the date hereof, all Specified Hedge Agreements of Borrower and each of its Subsidiaries, in form and with detail substantially similar to Attachment 5 to the Compliance Certificate delivered to the Administrative Agent pursuant to the Credit Agreement on November 25, 2008.
     3. Effectiveness. This Third Waiver Extension shall become effective on and as of the date on which each of the following conditions precedent is satisfied in full (such date, the “Effective Date”):
     (a) Credit Suisse shall have received this Third Waiver Extension, duly executed and delivered by a duly authorized Responsible Officer of each of Holdings and Borrower; and

     (b) Credit Suisse shall have received this Third Waiver Extension, duly executed and delivered by Lenders constituting the Required Lenders and the Majority Revolving Credit Facility Lenders.
     4. Effect of Third Waiver Extension. Except as expressly set forth herein, this Third Waiver Extension shall not alter, modify, amend or in any way affect any of the terms or conditions of the Waiver, and such terms and conditions are ratified and affirmed in all respects and shall continue in full force and effect. After the Effective Date, any reference to the Waiver shall mean the Waiver as modified hereby.
     5. Counterparts. This Third Waiver Extension may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Third Waiver Extension by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
     6. GOVERNING LAW. THIS THIRD WAIVER EXTENSION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD WAIVER EXTENSION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Page to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Waiver Extension to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

TRONOX INCORPORATED
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

TRONOX WORLDWIDE LLC
By:	/s/ Mary Mikkelson
Mary Mikkelson
Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO THIRD WAIVER
EXTENSION, AMONG TRONOX
INCORPORATED, TRONOX WORLDWIDE
LLC AND THE LENDERS PARTY HERETO.
Lender name: Credit Suisse, Cayman Islands Branch

By	/s/ Bryan J. Matthews	By	/s/ Stephen Yankauer
	Name: Brian J. Matthews	Name:	Stephen Yankauer
	Title: Director	Title:	Managing Director
Lender Name: JPMorgan Chase Bank N.A.
By /s/ Ann Kurinskas
Name: Ann Kurinskas
Title: Managing Director
Lender Name: ABN AMRO BANK N.A.

By	/s/ Neil J. Bivona	By	/s/ Parker H. Douglas
Name:	Neil J. Bivona	Name:	Parker H. Douglas
Title:	Senior Vice President	Title:	Senior Vice President
Lender Name: The Royal Bank of Scotland
By: /s/ Michael Fabiano
Name: Michael Fabiano
Title: SVP
Lender Name: The Bank of Nova Scotia
By: /s/ Ron Dooley
Name: Ron Dooley
Title: Director
Lender Name: Commerzbank of New York, Cayman Branch

By:	/s/ John Carlos	By:	/s/ Mary F. Harold
Name:	John Carlos	Name:	Mary F. Harold
Title:	VP	Sr. Vice President